Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current
U.S.	$ 48,144	$ 56,974	$ 52,403
State	3,370	2,662	3,362
Foreign	(5)
Total current taxes	51,509	59,636	55,765
Deferred
U.S.	5,130	4,620	7,279
State	13	(50)	27
Total deferred taxes	5,143	4,570	7,306
Total income taxes	$ 56,652	$ 64,206	$ 63,071